iREIT - MarketVector Quality REIT Index ETF

Schedule of Investments

April 30, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 98.9%	Shares	Value
Alexandria Real Estate Equities, Inc.	1,499	$108,917
American Tower Corp.	714	160,943
Americold Realty Trust, Inc.	3,513	67,941
CareTrust REIT, Inc.	5,467	160,019
Centerspace	1,162	70,138
CubeSmart	3,551	144,419
EastGroup Properties, Inc.	816	133,351
EPR Properties	2,866	141,838
Equity LifeStyle Properties, Inc.	2,211	143,229
Extra Space Storage, Inc.	495	72,527
Federal Realty Investment Trust	1,520	142,910
First Industrial Realty Trust, Inc.	2,633	125,278
Healthpeak Properties, Inc.	3,655	65,205
Host Hotels & Resorts, Inc.	9,773	137,995
Innovative Industrial Properties, Inc.	2,091	113,562
Invitation Homes, Inc.	4,461	152,522
Kilroy Realty Corp.	2,242	70,646
Kimco Realty Corp.	3,538	70,689
Kite Realty Group Trust	6,743	145,986
LXP Industrial Trust	8,096	63,878
National Storage Affiliates Trust	1,987	73,916
NETSTREIT Corp.	9,904	161,138
NNN REIT, Inc.	3,509	144,255
Prologis, Inc.	1,276	130,407
Realty Income Corp.	2,620	151,593
Rexford Industrial Realty, Inc.	3,772	124,853
Ryman Hospitality Properties, Inc.	1,524	134,036
SBA Communications Corp.	682	165,999
STAG Industrial, Inc.	4,084	134,895
Summit Hotel Properties, Inc.	12,752	51,901
Sun Communities, Inc.	1,153	143,468
Sunstone Hotel Investors, Inc.	14,886	124,149
Terreno Realty Corp.	2,209	124,433
UMH Properties, Inc.	4,127	72,924
VICI Properties, Inc.	2,301	73,678
WP Carey, Inc.	1,192	74,429
		4,178,067
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,555,863)		4,178,067

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
First American Government Obligations Fund - Class X, 4.25% (a)	46,521	46,521
TOTAL SHORT-TERM INVESTMENTS (Cost $46,521)		46,521

TOTAL INVESTMENTS - 100.0% (Cost $4,602,384)		4,224,588
Other Assets in Excess of Liabilities - 0.0% (b)		1,447
TOTAL NET ASSETS - 100.0%		$4,226,035

Percentages are stated as a percent of net assets.             –%

(a)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

iREIT - MarketVector Quality REIT Index ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$4,178,067	$—	$—	$4,178,067
Money Market Funds	46,521	—	—	46,521
Total Investments	$4,224,588	$—	$—	$4,224,588

Refer to the Schedule of Investments for further disaggregation of investment categories.